UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

Total Return Securities Fund

(Exact name of registrant as specified in charter)

c/o Ultimus Fund Solutions, LLC

225 Pictoria Avenue, Suite 450

Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Andrew Dakos

Bulldog Investors, LLP

Park 80 West

250 Pehl Avenue, Suite 708

Saddle Brook, NJ 07663

(Name and address of agent for service)

1-201-556-0092

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2025

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)

Total Return Securities Fund

Annual Report

For the year ended

December 31, 2025

Total Return Securities Fund

To the Stockholders of Total Return Securities Fund:

For the year ended December 31, 2025 the market price of shares of Total Return Securities Fund gained 23.95%. This gain includes two distributions paid early in the year: a regular quarterly distribution of $0.1458 per share paid on March 31st and a special distribution of $3.00 per share paid on April 14th. The former was the Fund’s regular quarterly distribution under its since-suspended managed distribution policy. The special distribution of $3.00 per share resulted from the sale of most of the Fund’s Swiss investments following the change in investment objective approved by stockholders at a special meeting in February. The Fund’s market price discount to net asset value per share at year end was 10%.

How We Manage the Fund

Since March 31st, my partner Phil Goldstein and I have been managing the Fund’s portfolio pursuant to the Fund’s investment advisory agreement with Bulldog Investors, LLP. We strive to make new investments in undervalued securities that have the potential for growth and/or present circumstances where a perceived discount from intrinsic value is likely to narrow over time. We have adopted a “3-bucket” approach to managing the Fund’s portfolio, none of which are mutually exclusive.

Bucket 1 involves the purchase of securities that are undervalued at the time of purchase and have the potential for growth, with the intent of holding these positions for the long term.

Bucket 2 involves the purchase of undervalued securities with the intent of seeking to influence their management to take actions to increase the market price of such companies’ securities (e.g., by repurchasing such securities, paying a special dividend, or by considering restructuring actions, such as selling or liquidating the company).

Bucket 3 involves investments in securities whose issuer is undergoing a corporate event such as a merger, liquidation, reorganization, or spin-off that is expected to provide an attractive return relative to the risk-free rate. On Wall Street, this 3rd bucket is generally referred to as “special situation” or “risk arbitrage” investing. At Bulldog, Phil and I simply refer to it as “arbitrage.”

Here are some additional parameters we apply in managing the Fund;

•	Investments we make are not restricted to any type of securities, e.g., equity, fixed income, or their liquidity.

•	The Fund’s portfolio may be highly concentrated.

•	The Fund may invest in securities of companies with any market capitalization.

•	The Fund will not be required to be fully invested at any time.

Total Return Securities Fund

•	There is no limitation with respect to the portion of the Fund’s total assets held in cash and cash equivalents.

•	While the Fund does not currently use any leverage or hedge its investments, it may do so in the future.

Our Remaining Swiss Investments

As a reminder, a substantial portion of the Fund’s legacy portfolio of Swiss stocks was sold early in 2025. We have been reinvesting the proceeds of those sales primarily, but not exclusively, in U.S. domiciled companies (more on this later). As of December 31st, the Fund still held (reduced) stakes in three publicly traded Swiss companies: global food and beverage conglomerate Nestle, luxury goods holding company Richemont, and international bakery Aryzta.

The Fund also held one remaining legacy private Swiss investment, a limited partnership interest in a biotechnology investment fund. We expect to eventually exit this position entirely and in any event its size is relatively immaterial to the overall portfolio of the Fund.

Investing in Japan

While our focus is on U.S. domiciled investments, we have made two investments in Japanese companies (one of these was made in early 2026 and is therefore not found on the year-end portfolio holdings list).

Up until a few years ago, the Japanese stock market had seen very weak nominal returns for decades. This left most of its publicly traded companies trading at depressed price-to-earnings and price-to-book value multiples. In recent years, however, corporate governance reforms have prioritized unlocking value in publicly traded companies. This has led to a substantial increase in companies returning value to shareholders through share repurchases and increased dividends. In Japan, efforts to increase stock prices to narrow or eliminate discounts to book value and increasing returns on equity are now a priority. Companies have also started to unwind “cross-shareholdings” in other Japanese public company shares. Stock prices have been rising, but we are still finding attractive investment opportunities.

Once such opportunity is Artience Co Ltd. When we began purchasing stock in this diversified fine chemicals manufacturer, we calculated that its price-to-earnings ratio (after adjusting for excess cash and investments in other Japanese companies) was in the single digits. Artience’s business is doing well, and management is diversifying into higher growth businesses. The company is aggressively buying back its own shares, and its expected 2026 dividend rate equates to a 3.8% yield on our cost basis.

While the stock price has moved higher, we still think it is undervalued and has catalysts in place to unlock value for shareholders. Artience is a good example of the kind of opportunities we are seeing in Japan.

Total Return Securities Fund

While we see bargains in Japan, as a U.S. dollar fund, we are mindful of our foreign currency exposure – we are not hedged against it. So, while we are agnostic regarding foreign currencies relative to the U.S. dollar, we will limit our exposure to a level with which we feel comfortable.

Finally, it is notable that shareholder activism in Japan is on the rise, and we believe second only to that in the United States when measured worldwide.

With the overall favorable valuation backdrop and corporate catalysts in place and emerging from more vocal institutional shareholders, we anticipate maintaining a comfortable level of exposure in this attractive market for the foreseeable future.

Closed-End Investment Funds

At year end, our total investment in closed-end investment funds (CEFs) was about 14% of our total net assets. Generally, we will own CEFs for two reasons: 1) we believe the CEF presents a compelling opportunity for significant narrowing of its discount to net asset value, or 2) we want to own some or all of what the CEF owns in its underlying portfolio.

Oftentimes the “significant narrowing” referenced in no. 1 is a result of steps taken by the CEF itself, such as a liquidation or conversion to an open-end or exchange tradable fund structure. But occasionally, the narrowing will be because of our efforts (or those of other shareholders) to convince management of a fund to take actions to reduce or eliminate the discount. One of the interesting aspects of these operations is that they can provide positive returns regardless of how the overall stock market is doing. These kinds of investments, along with other “arbitrage” investments outside of the CEF segment of the market, are expected to provide uncorrelated returns, and this is by design. They should provide at least some insulation for the portfolio in periods of down markets.

Our Cash Position

We ended 2025 with a significant cash position; about 41% of our total net assets. However, that percentage has dropped considerably in 2026 because of the completion of the Fund’s partial self-tender offer in late January and, to a lesser extent, additional investments we have made since year end. As of the writing of this letter, our cash position is approximately 15% of total net assets. The size of our cash holdings is not a proxy for our view of the market or economy in a macro sense, but rather a function of our ability to find attractive investments that are within our circle of competence combined with the degree of patience we apply to the investment process.

We look forward to reporting our results to you in future reports and thank you for your investment in Total Return Securities Fund.

Andrew Dakos

Chairman of the Board

February 25, 2026

Total Return Securities Fund

This discussion is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy, sell or hold a security or an individual investment strategy. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Total Return Securities Fund

Performance at a glance (unaudited)

Average annual total returns for the Fund’s common stock for the periods ended 12/31/2025

Net asset value returns	1 year	5 years	10 years
Total Return Securities Fund	12.33%	3.93%	6.64%

Market price returns
Total Return Securities Fund	23.95%	6.34%	8.01%

Index returns
S&P 500 Index	16.35%	14.99%	15.57%
Swiss Performance Index	34.46%	8.78%	9.61%

Share price as of 12/31/2025
Net asset value			$6.91
Market price			$6.22

The Fund’s investment objective and investment adviser have changed (see Notes to financial statements). On March 31, 2025, the Fund began investing using its new investment objective. Therefore, past performance is not relevant to the Fund going forward.

The Fund has discontinued the use of the Swiss Performance Index as the primary index and replaced it with the S&P 500 Index. The Fund believes that use of the S&P 500 Index provides a better comparative benchmark than the Swiss Performance Index because of the Fund’s new investment objective.

The S&P 500 Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a stockholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Total Return Securities Fund

Schedule of Investments by Industry—December 31, 2025

	Shares	Value
COMMON STOCKS—44.2%
Asset Management—0.0% (a)
Associated Capital Group, Inc.—Class A	1,365	$51,597
Banking—3.5%
Norwood Financial Corp.	64,145	1,799,267
PB Bankshares, Inc. (b)	110,000	2,326,500
		4,125,767
Business Development Companies—1.6%
Monroe Capital Corp.	294,256	1,874,411
Chemicals—2.9%
Artience Co. Ltd.	156,700	3,439,012
Financial Services—1.1%
Cannae Holdings, Inc.	83,834	1,318,709
Food & Beverage—6.4%
Aryzta AG (b)	18,000	1,171,221
Nestle SA	64,000	6,360,821
		7,532,042
Health Care—0.1%
Spineart SA (b)(c)1	221,085	66,341
Insurance—7.2%
Berkshire Hathaway, Inc.—Class A (b)	3	2,264,400
Chubb Ltd.	14,000	4,369,680
Progressive Corp.	8,000	1,821,760
		8,455,840
Oil, Gas & Consumable Fuels—2.0%
Texas Pacific Land Corp.	8,000	2,297,760
Real Estate Investment Trusts—5.2%
Alexander’s, Inc.	28,000	6,102,320
Real Estate Management & Development—3.5%
Tejon Ranch Co. (b)	260,000	4,100,200
Retail—10.7%
Cie Financiere Richemont SA	30,000	6,514,989
Village Super Market, Inc.—Class A	170,000	6,017,150
		12,532,139
TOTAL COMMON STOCKS (Cost $42,586,444)		51,896,138

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Schedule of Investments by Industry—December 31, 2025

	Shares	Value
CLOSED-END FUNDS—14.1%
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	194,445	$2,136,951
BNY Mellon Strategic Municipal Bond Fund, Inc.	156,225	963,908
Central Securities Corp.	128,355	6,508,882
MFS High Yield Municipal Trust	760,000	2,667,600
MFS Investment Grade Municipal Trust	240,000	1,908,000
SRH Total Return Fund, Inc.	126,241	2,340,508
TOTAL CLOSED-END FUNDS (Cost $15,458,074)		16,525,849

	Units
LIMITED PARTNERSHIPS—0.4%
Biotechnology—0.4%
Aravis Biotech II, Limited Partnership (b)1,2	3,294,705	447,930
TOTAL LIMITED PARTNERSHIPS (Cost $213,885)		447,930
	Shares
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS—40.3%
Fidelity Government Portfolio—Institutional Class, 3.67% (d)	23,680,530	23,680,530
Invesco Treasury Portfolio—Institutional Class, 3.64% (d)	23,649,167	23,649,167
TOTAL MONEY MARKET FUNDS (Cost $47,329,697)		47,329,697
TOTAL INVESTMENTS—99.0% (Cost $105,588,100)		116,199,614
Money Market Deposit Account—0.2% (e)		291,155
Other Assets in Excess of Liabilities—0.8%		825,226
TOTAL NET ASSETS—100.0%		$117,315,995

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.

(b)	Non-income producing security.

(c)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Board of Directors.

(d)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

(e)	The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 2.56%.

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Schedule of Investments by Industry—December 31, 2025

[1]	Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $514,274 or 0.4% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007—May 29, 2018	$213,885
Spineart SA—Common Shares	December 22, 2010—December 20, 2020	65,759
		$278,644

[2]	Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Value				Realized	Change in		Value
Name	as of	Gross	Gross	Corporate	Gain/	Unrealized	Interest	as of
of Issuer	12/31/24	Additions	Reductions	Actions	(Loss)	Gain/(Loss)	Income	12/31/25
Aravis Biotech II, Limited Partnership	$427,248	$—	$—	$—	$—	$20,682	$—	$447,930
	$427,248	$—	$—	$—	$—	$20,682	$—	$447,930

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Schedule of Investments by Industry—December 31, 2025

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2025
Asset Management	0.0%
Banking	3.5%
Business Development Companies	1.6%
Chemicals	2.9%
Financial Services	1.1%
Food & Beverage	6.4%
Health Care	0.1%
Insurance	7.2%
Oil, Gas & Consumable Fuels	2.0%
Real Estate Investment Trusts	5.2%
Real Estate Management & Development	3.5%
Retail	10.7%
Closed-End Funds	14.1%
Limited Partnerships	0.4%
Money Market Funds	40.3%
Money Market Deposit Account	0.2%
Other Assets Less Liabilities	0.8%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2025
Cie Financiere Richemont SA	5.55%
Central Securities Corp	5.54%
Nestle SA	5.42%
Alexanders Inc	5.20%
Village Super Market Inc	5.12%
Chubb Ltd	3.72%
Tejon Ranch Co	3.49%
Artience Co Ltd	2.93%
MFS High Yield Municipal Trust	2.27%
SRH Total Return Fund Inc	1.98%

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statement of assets and liabilities—December 31, 2025

Assets:
Investments in unaffiliated issuers, at value (cost $105,374,215)	$115,751,684
Investments in affiliated issuers, at value (cost $213,885)	447,930
Total Investments, at value (cost $105,588,100)	116,199,614
Cash and cash equivalents	378,578
Tax reclaims receivable	990,743
Dividend receivable	105,078
Interest receivable	125,245
Prepaid expenses	11,396
Total assets	117,810,654

Liabilities:
Accrued Fees and Expenses:
Payable for investments purchased	86,888
Investment advisory	44,030
Directors	66,981
Audit	55,500
Miscellaneous	53,158
Officer	24,993
Legal	147,420
Custody	10,905
Credit facility interest	4,784
Total liabilities	494,659
Net assets	$117,315,995

Composition of Net Assets:
Par value	16,974
Paid-in capital	106,901,141
Total distributable earnings	10,397,880
Net assets	$117,315,995

Net Asset Value Per Share:
($117,315,995 ÷ 16,973,862 shares outstanding, $0.001 par value: 50 million shares authorized)	$6.91

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statement of operations

For the year ended December 31, 2025
Investment Income:
Dividend (less of foreign tax withheld of $260,159)	$2,677,419
Interest income	1,332,328
Total income	4,009,747

Expenses:
Investment advisory fees (Note 2)	785,393
Directors’	318,512
Officers	149,580
Administration (Note 3)	117,511
Legal (Note 3)	458,054
Printing and shareholder reports	64,558
Audit (Note 3)	56,248
LOC Commitment	22,943
Custody (Note 3)	44,660
Insurance	40,696
Transfer agency (Note 3)	29,114
Miscellaneous	192,883
Total expenses	2,280,152
Net investment income	1,729,595

Realized and Unrealized Losses on Investments and Foreign Currency Translations:
Net realized gain (loss) from:
Investments in unaffiliated issuers	42,043,161
Foreign currency transactions	(58,317)
Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	41,984,844
Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(25,961,131)
Investments in affiliated issuers	20,682
Foreign currency translations	135,936
Total net change in unrealized depreciation from unaffiliated and affiliated issuers, and foreign currency translations	(25,804,513)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translations	16,180,331
Net Increase in Net Assets from Operations	$17,909,926

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statement of cash flows

For the year ended December 31, 2025
Cash flows from operating activities:
Net increase in net assets applicable to common stockholders	$17,909,926
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(58,413,520)
Proceeds from sales of investments	118,600,866
Purchases of short term investments, net	(47,329,697)
Decrease in tax reclaims receivable	279,064
Increase in dividends and interest receivable	(225,789)
Decrease in other assets	6,171
Increase in payable for investments purchased	86,888
Decrease in payable to Adviser	(25,740)
Increase in accrued expenses and other liabilities	139,922
Net realized gains from investments	(41,917,985)
Net change in unrealized appreciation (depreciation) from investments	25,940,449
Net cash provided by operating activities	15,050,555

Cash flows from financing activities:
Distributions paid to common stockholders	(40,866,160)
Issuance of common stock through rights offering	24,103,579
Net cash used in financing activities	(16,762,581)
Net change in cash	$(1,712,026)

Cash:
Beginning of period*	2,090,604
End of period*	$378,578

Cash financing activities not included herein consist of interest paid	23,222

*	Cash included in the Statement of Cash Flows comprise of foreign currency and Money Market Deposit Account.

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the year ended December 31, 2025	For the year ended December 31, 2024
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,729,595	$1,317,822
Total net realized gain(loss) from unaffiliated and affiliated issuers and foreign currency transactions	41,984,844	(2,728,089)
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(25,804,513)	(2,330,891)
Net increase (decrease) in net assets from operations	17,909,926	(3,741,158)

Distributions to Stockholders:
From earnings	(40,866,160)	(1,423,836)
From return of capital	—	(5,497,612)
Total distributions to stockholders	(40,866,160)	(6,921,448)

Capital Stock Transactions:
Issuance of common stock through rights offering	24,103,579	—
Total capital stock transactions	24,103,579	—
Total increase (decrease) in net assets	1,147,345	(10,662,606)

Net Assets:
Beginning of period	116,168,650	126,831,256
End of period	$117,315,995	$116,168,650

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Financial highlights

Per Share Operating Performance:
Net asset value at the beginning of year
Income from Investment Operations:
Net investment income[1]
Net realized and unrealized gain (loss) on investments[2]
Total from investment activities
Dilutive effect from Rights Offering
Anti-dilutive effect of common share repurchase program
Less Distributions:
Net investment income
Net realized gains
Return of Capital
Total distributions
Net asset value at end of year
Market value per share at the end of year
Total Investment Returns:[3,5]
Based on market value per share
Based on net asset value per share
Ratios to Average Net Assets:[6]
Net expenses
Gross expenses
Net investment income
Supplemental Data and Ratios
Net assets at end of year (000’s)
Average net assets during the year (000’s)
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Financial highlights (continued)

For the Years Ended December 31,
2025	2024	2023	2022	2021

$8.94	$9.76	$8.80	$11.50	$10.45

0.13	0.10	0.07	0.07	0.05
1.24	(0.39)	1.36	(2.15)	1.58
1.37	(0.29)	1.43	(2.08)	1.63
(0.25)	—	—	—	—
—	—	0.03	— [4]	—

(0.14)	(0.11)	(0.17)	(0.06)	(0.06)
(3.01)	—	(0.28)	(0.16)	(0.09)
—	(0.42)	(0.05)	(0.40)	(0.43)
(3.15)	(0.53)	(0.50)	(0.62)	(0.58)
$6.91	$8.94	$9.76	$8.80	$11.50
$6.22	$7.49	$8.20	$7.56	$9.94

23.95%	-2.49%	15.48%	-17.62%	18.25%
12.33%	-3.20%	16.92%	-17.97%	16.09%

2.21%[7]	1.61%[7]	1.66%[7]	1.68%[7]	1.40%
2.21%[7]	1.61%[7]	1.66%[7]	1.68%[7]	1.40%
1.68%	1.05%	0.73%	0.74%	0.48%

$117,316	$116,169	$126,831	$116,174	$151,912
$103,236	$125,526	$123,139	$123,684	$144,019
88%	9%	14%	15%	11%

[1]	Calculated using the average shares method.

[2]	Includes net realized and unrealized currency gains and losses.

[3]	Total investment return based on market value differs from total investments return based on net asset value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

[4]	Less than 0.5 cents per share.

[5]	Not annualized for periods less than one year.

[6]	Annualized for periods less than one year.

[7]	If interest expense and commitment fees had been excluded, the expense ratios would have been lower by 0.02% for the year ended December 31, 2025, 0.04% for the year ended December 31, 2024, and 0.05% for the years ended December 31, 2023 and December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Total Return Securities Fund

Notes to financial statements

Note 1—Organization and Significant Accounting Policies

A. Organization

Total Return Securities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The Fund’s investment objective is long-term total return. The Fund invests primarily by purchasing U.S. securities or other assets that, in the opinion of the Fund’s investment adviser, are undervalued at the time of purchase and (1) have the potential for growth and/or (2) where the perceived discount from their intrinsic value is likely to narrow over time.

On February 21, 2025, Fund stockholders approved replacing the Fund’s then current fundamental investment objective of capital appreciation by investing in equity and equity-linked securities of Swiss companies with the Fund’s current non-fundamental investment objective of long-term total return. Also on that date stockholders approved a new investment advisory agreement between the Fund and Bulldog Investors, LLP as the Fund’s investment adviser. On March 31, 2025, Bulldog Investors, LLP became the Fund’s investment adviser.

B. Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market. Current transactions in similar securities in the marketplace are evaluated. Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price. Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

Total Return Securities Fund

Notes to financial statements

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1— unadjusted quoted prices in active markets for identical assets and liabilities

Level 2— other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Total Return Securities Fund

Notes to financial statements

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2025:

	Level 1	Level 2	Level 3	NAV as a practical expedient Limited Partnerships	Total
Investments:
Common Stocks	$51,778,200	$51,597	$66,341	$—	$51,896,138
Closed-End Funds	16,525,849	—	—	—	16,525,849
Master Limited Partnerships	—	—	—	447,930	447,930
Money Market Funds	47,329,697	—	—	—	47,329,697
Total Investments	$115,633,746	$51,597	$66,341	$447,930	$116,199,614

Refer to the Schedule of Investments for further disaggregation of investment categories.

*	Please see the Schedule of Investments for industry classifications.

**	As of December 31, 2025, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Total Return Securities Fund

Notes to financial statements

In accordance with procedures established by the Fund’s Board of Directors, the Investment Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Investment Adviser determines that such value does not represent fair value.

The Investment Adviser sends a memorandum to the Chairman of the Audit & Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s net asset value. If the Chairman determines that such fair valuation(s) require the involvement of the Audit & Valuation Committee, a special meeting of the Audit & Valuation Committee is called as soon as practicable to discuss such fair valuation(s). The Audit & Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

In addition to special meetings, the Audit & Valuation Committee meets prior to each regular quarterly Board meeting. At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed. The Audit & Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Audit & Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

Inputs and valuation techniques used by the Investment Adviser to value the Fund’s Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Total Return Securities Fund

Notes to financial statements

Quantitative Information about certain Level 3 Fair Value Measurements
	Value at December 31, 2025	Valuation Technique	Ubobservable Inputs	Range[1]
Spineart SA—Common Shares	$66,341	Expected Present Value	Company Announcements	0-100%
Total	$66,341

[1]	Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common
	Stock	Total
Balance as of December 31, 2024	$1,400,307	$1,400,307
Change in Unrealized Appreciation/Depreciation	154,762	154,762
Net Realized Gain (Loss)	9,213	9,213
Corporate Actions	—	—
Gross Purchases	—	—
Gross Sales	(1,497,941)	(1,497,941)
Transfer out of Level 3	—	—
Balance as of December 31, 2025	$66,341	$66,341
Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at December 31, 2025	154,762	154,762

C. Derivative Instruments

GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund did not hold any derivative instruments during the year ended December 31, 2025.

D. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

Total Return Securities Fund

Notes to financial statements

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

E. Distributions

The Fund makes distributions at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). On February 21, 2025, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy, effective March 31, 2025. On March 31, 2025, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid a quarterly distribution of $0.1458 per share of the Fund’s common stock to all stockholders of record as of March 18, 2025, respectively. On April 14, 2025, the Fund paid a one-time special distribution of $3.00 per share of the Fund’s common stock to all stockholders of record as of April 4, 2025.

The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

F. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. Prior to March 31, 2025, the Fund held investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

Total Return Securities Fund

Notes to financial statements

G. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. Prior to March 31, 2025, the Fund’s assets were invested primarily in Swiss equities. In addition, prior to such date, the Fund could make temporary investment in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund under the Fund’s previous investment policy was in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

H. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Total Return Securities Fund

Notes to financial statements

I. Concentration of Market Risk

Prior to March 31, 2025, the Fund primarily invested in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

J. Segment Reporting

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

Note 2—Fees and Transactions with Affiliates

Effective March 31, 2025, Bulldog Investors, LLP commenced service as the Fund’s Investment Adviser. The Fund pays Bulldog Investors an annual advisory fee of 1.00% of the Fund’s average weekly total assets. Bulldog Investors waives its fee in the amount of all officer and director fees paid to officers and directors affiliated with Bulldog Investors (other than the Fund’s Chief Compliance Officer).

Prior to March 31, 2025, Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), served as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund paid SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd received 63% of the advisory fee paid by the Fund to SIMNA. During the period January 1, 2025 through March 31, 2025, the Fund paid SIMNA $217,927 in advisory fees.

The Fund pays each Director $42,000 annually in compensation, except for the Chairs of the Audit & Valuation and the Nominating and Corporate Governance Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. The Fund pays an annual fee of $25,000 to the President and Chief Executive Officer, $30,000 to the Chief Financial Officer, $25,000 to the Secretary and $54,000 to the Chief Compliance Officer of the Fund.

Total Return Securities Fund

Notes to financial statements

Note 3—Other Service Providers

Equiniti Trust Company, LLC is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian. Through February 1, 2026, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provided administration and portfolio accounting services to the Fund. Effective February 2, 2026, Ultimus Fund Solutions, LLC, commenced providing administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Rights Offering	3,983,157	24,103,579	—	—
Repurchased through Stock Repurchase Program (Note 6)	—	—	—	—
Repurchased from Tender Offer	—	—	—	—
Net Increase/(Decrease)	3,983,157	$24,103,579	—	$—

On December 5, 2025, the Fund’s rights offering to purchase up to 12,990,705 shares of its common stock expired. The total number of shares issued to subscribing rights holders was 3,983,157 at a per share price of $6.07, resulting in gross proceeds to the Fund, before expenses associated with the rights offering, of approximately $24.2 million.

Total Return Securities Fund

Notes to financial statements

Note 5—Federal Income Tax and Investment Transactions

The tax character of distributions paid during 2025 and 2024 were as follows:

	2025	2024
Ordinary Income	$3,363,922	$1,423,836
Return of Capital	—	5,497,612
Long-Term Capital Gains	37,502,238	—
Total	$40,866,160	$6,921,448

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2025.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2025, the Fund did not have any long term capital gain carryover.

At December 31, 2025, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$106,293,501
Unrealized appreciation	11,918,333
Unrealized depreciation	(2,012,219)
Net unrealized appreciation	9,906,114
Net unrealized on foreign currency	86,584
Undistributed ordinary income	—
Undistributed long-term capital gains	405,182
Distributable earnings	405,182
Other accumulated losses	—
Total distributable earnings	$10,397,880

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales, investments in partnerships and PFICs.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

Total Return Securities Fund

Notes to financial statements

The following summarizes all distributions declared by the Fund during the year ended December 31, 2025:

Record	Payable	Ordinary	Return of	ST Cap	LT Cap	Total
Date	Date	Income	Capital	Gains	Gains	Distribution
3/18/25	3/31/25	$0.006420	$—	$0.005580	$0.133800	$0.14580
4/3/25	4/14/25	0.132220	—	0.114730	2.753050	3.00000
		$0.138640	$—	$0.120310	$2.886850	$3.14580

There was a reclassification made of $106,397 from paid-in capital to distributable earnings.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund may from time to time engage in open market purchases of its common stock on the New York Stock Exchange in 1999. The principal purpose of a stock repurchase program if any, would be to enhance stockholder value by increasing the Fund’s NAV per share.

On December 12, 2020, the Board approved a stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund did not repurchase any common stock pursuant to the plan during the year ended December 31, 2021.

On December 10, 2021, the Board approved a stock repurchase program for 2022 of up to 250,000 shares of common stock. During the year ended December 31, 2022, the Fund repurchased 16,504 shares of its capital stock in the open market at a cost of $120,928. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.09%.

On December 15, 2022, the Board approved a stock repurchase program for 2023 of up to 250,000 shares of common stock. During the year ended December 31, 2023, the Fund repurchased 205,045 shares of its capital stock in the open market at a cost of $1,687,724. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.32%.

On December 8, 2023, the Board approved a stock repurchase program for 2024 of up to 250,000 shares of common stock. During the year ended December 31, 2024, the Fund did not repurchase shares of its capital stock. The Board did not have in place a stock repurchase program during 2025. During the year ended December 31, 2025, the Fund did not repurchase shares of its capital stock.

Subject to approval of the Board, the Fund may repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock below NAV.

 26

Total Return Securities Fund

Notes to financial statements

Note 7—Capital Commitments

As of December 31, 2025, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$4,102,240	$—

*	The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of December 31, 2025. The Swiss franc/U.S. dollar exchange rate as of December 31, 2025 was used for conversion and equaled 0.79225 as of such date.

(a)	This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 8—Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2025 were $58,413,520 and $118,600,866, respectively.

Note 9—Credit Facility

The Fund and U.S. Bank, National Association (“U.S. Bank”) are party to a credit agreement, dated as of March 30, 2022 and amended March 29, 2023 and March 27, 2024, pursuant to which U.S. Bank has made available to the Fund a $15,000,000 committed credit facility. For the period January 1, 2023 through March 28, 2023, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.10%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.250% of the unused amount of the credit facility if the used amount of the credit facility is less than 75% of the credit facility or (ii) 0.175% of the unused amount of the credit facility if the used amount of the credit facility is 75% or more of the credit facility. For the period March 29, 2023 through March 26, 2025, interest is charged on outstanding borrowings under the credit facility at the annual rate of the prime rate minus 2.00%. The Fund is responsible for paying a commitment fee to U.S. Bank on the unused portion of the credit facility at an annual rate of (i) 0.350% of the unused amount of the credit facility if the used amount of the credit facility is less than 50% of the credit facility or (ii) 0.200% of the unused amount of the credit facility if the used amount of the credit facility is 50% or more of the credit facility. The credit facility was terminated on March 26, 2025.

Total Return Securities Fund

Notes to financial statements

Note 10—New Accounting Pronouncements

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”). Adoption of the new standard by the Fund impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. A disaggregation of income taxes paid by jurisdiction is presented when significant income taxes are paid. Income taxes paid by the Fund for the year was determined to not be significant.

Note 11—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued. Based on this evaluation, except as noted below, no adjustments or additional disclosures were deemed to be required to the financial statements as of December 31, 2025.

On December 19, 2025, the Fund launched an issuer tender offer to repurchase up to 4,000,000 shares of its common stock at a repurchase price of 98% of the Fund’s net asset value per share on the business day immediately following expiration of the tender offer. The tender offer expired on January 20, 2026, and following the determination of the Fund’s net asset value per share on January 21, 2026, the Fund repurchased 4,000,000 shares of its common stock at a price per share of $6.81.

Total Return Securities Fund

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Total Return Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Total Return Securities Fund (the “Fund”), including the schedule of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, brokers, other issuers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 27, 2026

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

The following information in this annual report is a summary of certain information about the Fund.

Recent Changes:

This section summarizes certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

On February 21, 2025, stockholders of the Fund approved the a new investment advisory agreement between the Fund and Bulldog Investors, LLP, the Fund’s Investment Adviser. In connection therewith stockholders also approved replacement of the Fund’s fundamental investment objective of capital appreciation by investing in equity and equity-linked securities of Swiss companies with a non-fundamental investment objective of providing long-term total return. Stockholders also approved amendments to the Fund’s fundamental investment restrictions: to exclude closed-end funds from the Fund’s concentration limit; to permit the issuance by the Fund of senior securities subject to the limitations of the Investment Company Act of 1940, as amended and the rules and regulations thereunder; and to permit the Fund to make short sales of securities for hedging purposes.

Except as set forth herein, there have been no changes in the Fund’s investment policies not approved by stockholders or in the Fund’s principal risks since, in each case, the Fund’s annual report to stockholders for the fiscal year ended December 31, 2024.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s current investment objective is to seek to provide long-term total return. There can be no assurance that the Fund’s objective will be achieved.

Principal Investment Strategies

The Investment Adviser currently manages the Fund’s assets with a primary focus on purchasing U.S. securities or other assets that, in its opinion, are undervalued at the time of purchase and (1) have the potential for growth and/or (2) where the perceived discount from their intrinsic value is likely to narrow over time. When advisable, the Investment Adviser may seek to influence the management of a portfolio company to take actions to increase the market price of the Fund’s investment in that company’s securities (e.g., by such company repurchasing its securities, paying a special dividend, or by considering restructuring actions, such as selling or liquidating the company).

The Fund’s investments may also include the securities of companies undergoing a corporate event such as mergers, liquidations, reorganizations, or spin-offs. Investments are not restricted to any types of securities (e.g., equity, fixed income) or their liquidity. At times, the portfolio may be highly concentrated. The Fund may invest in securities of companies with any market capitalization and is not required to be fully invested at any time. There is no limitation with respect to the portion of the Fund’s total assets held in cash and cash equivalents. The Fund may use leverage and may hedge its investments.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Investment Adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the restrictions set forth in the Fund’s Statement of Additional Information under the heading “Investment Restrictions – Fundamental Policies” and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Investment Adviser’s recommendations and decisions are subjective.

Portfolio Investments

Other Closed-End Investment Companies

The Fund will invest in the securities of other closed-end investment companies. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a stockholder of the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end investment company in which the Fund has invested are solicited to vote, the Fund’s Investment Adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end investment company or seek instructions from the Fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the Fund to incur additional costs. In addition, if the Fund votes its proxies in the same general proportion as shares held by other stockholders, the Fund may, in such instances, not vote in the Fund’s best interests in light of its investment objective and strategy.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Special Purpose Acquisition Companies (“SPACs”)

The Fund may invest in stock, warrants, and other securities of SPACs. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s stockholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale and/or may trade at a discount.

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Exchange Traded Funds (“ETFs”)

The Fund may invest in exchange-traded funds, which are investment companies that, in general, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed, and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Fixed Income Securities, Including Non-Investment Grade Securities

The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile, and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the lowest two (2) investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.

Foreign Securities

The Fund may invest in foreign securities, including direct investments in securities of foreign issuers that are traded on a U.S. securities exchange or over the counter and investments in depository receipts (such as American Depositary Receipts (“ADRs”)), ETFs, and other closed-end investment companies that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve certain risks not generally associated with investments in the securities of U.S. issuers, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Fund’s Investment Adviser misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding and confiscatory taxes), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the U.S. As an alternative to holding foreign traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, including those with emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, international depositary receipts (“IDRs”) and global depository receipts (“GDRs”), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer’s country. ADRs, IDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other stockholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Dividends paid on foreign securities may not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions attributable to foreign securities will be designated as qualified dividend income.

Emerging Market Securities

The Fund may invest up to 5% of its net assets in emerging market securities, although through its investments in ETFs, other investment companies or depositary receipts that invest in emerging market securities, up to 20% of the Fund’s assets may be invested indirectly in issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments. Dividends paid by issuers in emerging market countries will generally not qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Investment Adviser would consider, among other factors, their noncumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Investment Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”). REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market. In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its stockholders and would not pass through to its stockholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

The Fund’s investments in REITs may include an additional risk to stockholders. Some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to stockholders may also include a nontaxable return of capital. Stockholders that receive such a distribution will also reduce their tax basis in their common shares of the Fund, but not below zero. To the extent the distribution exceeds a stockholder’s basis in the Fund’s common shares, such stockholder will generally recognize a capital gain.

The Fund does not have any investment restrictions with respect to investments in REITs other than its concentration policy, which limits its investments in REITs to no more than 25% of its assets.

PRINCIPAL RISKS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the FDIC or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund, and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”). The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Closed-End Investment Company Risk. The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company. In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Special Purpose Acquisition Companies (SPACs) Risk. The Fund may invest in stock, warrants, and other securities of SPACs. Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s NAV. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments, as well as Fund performance. In addition, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. The increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities. The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile, and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the lowest two (2) investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Market Discount from Net Asset Value (NAV) Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above NAV.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Leverage Risk. Transactions by underlying funds may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the underlying fund to greater risk and increase its costs. The use of leverage by underlying funds may cause such funds to liquidate their portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of an underlying fund’s portfolio will be magnified when it uses leverage. Leverage, including borrowing, may cause an underlying fund to be more volatile than if such fund had not been leveraged.

Defensive Position Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Options and Futures Risk. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option. In addition, the Fund’s use of options and futures may have the effect of reducing gains made by virtue of increases in value of the Fund’s common stock holdings.

Securities Lending Risk. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis, and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. The Fund would not have the right to vote any securities having voting rights during the existence of the loan.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Changes in Policies Risk. The Fund’s Directors may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without shareholder approval, except as otherwise indicated.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Investment Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced, and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Investment Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Investment Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Investment Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Total Return Securities Fund

Fund Investment Objective and Policies and Principal Risks (unaudited)

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Issuer Specific Changes Risk. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Total Return Securities Fund

Additional Information

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 937-5449 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 937-5449 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and employees of the Advisor.

Federal Tax Distribution Information

The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund designated 25.99% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2025, were $0.00 and $0.00 per share, respectively.

Total Return Securities Fund

Additional Information

Foreign Income Information

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2025. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign Source	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Income Per Share	Pass-through Per Share	at 12/31/25
—	—	—	—	16,973,862

Total Return Securities Fund

Certain Information Concerning Directors (unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2025.

			Number of
			Portfolios in	Other Directorships
	Position(s)		Fund Complex	held by Director
Name,	with Fund	Principal Occupation(s)	Overseen	During At Least The
Address[1] & Age	(Since)	During the Last Five Years	by Trustee**	Past Five Years
Interested Directors
Class II
Andrew Dakos* Age: 59	Director (2017) and Chairman (2018)	Partner, Bulldog Investors, LLP; Partner, Ryan Heritage, LLP; Principal of the managing general partner of Bulldog Investors General Partnership	3	President and Director of Special Opportunities Fund, Inc. since 2009; President and Trustee of High Income Securities Fund since 2018; Director, Brookfield DTLA Fund Office Trust Investor Inc. since 2017, BNY Mellon Municipal Income, Inc. from 2024-2025, and Tejon Ranch Co. since 2025
Class III
Phillip F. Goldstein* Age: 80	Director (2018);Member and Chair of the Nominating and Corporate Governance Committee (2018)	Partner of Bulldog Investors, LLP since 2009; Partner of Ryan Heritage, LLP; the managing general partner of Bulldog Investors General Partnership	3	Chairman and Director of The Mexico Equity and Income Fund, Inc. since 2000; Chairman, Director and Secretary of Special Opportunities Fund, Inc. since 2009; Chairman, Trustee and Secretary of High Income Securities Fund since 2018; Director of Brookfield DTLA Fund Office Trust Investor Inc. since 2017 and BNY Mellon Municipal Income, Inc. from 2024-2025

Total Return Securities Fund

Certain Information Concerning Directors (unaudited)

			Number of
			Portfolios in	Other Directorships
	Position(s)		Fund Complex	held by Director
Name,	with Fund	Principal Occupation(s)	Overseen	During At Least The
Address[1] & Age	(Since)	During the Last Five Years	by Trustee**	Past Five Years
Independent Directors
Class I
Richard Dayan Age: 83	Director (2018);Member of the Audit & Valuation Committee (2018); Member and Chair of the Nominating and Corporate Governance Committee (2018)	President and owner of Cactus Trading since 1990	1	Trustee of High Income Securities Fund since 2018

Moritz Sell Age: 58	Director (2017);Member of the Nominating and Corporate Governance Committee (2025); Member and Chair of the Audit & Valuation Committee (2017); Lead Independent Director (2018)	Principal, Edison Holdings GmbH; Senior Advisor, Markston International LLC until 2019; Director, Market Strategist and Head of Proprietary Trading (London Branch), Landesbank Berlin AG and Landesbank BerlinHolding AG (formerly, Bankgesellschaft Berlin AG) from 1996 to 2013	2	Director of High Income Securities Fund since 2018; Total Return Securities Fund since 2017; Aberdeen Australia Equity Fund since 2004; Aberdeen Global Income Fund, Inc. since 2018; Aberdeen Asia-Pacific Income Fund since 2018; BNY Mellon Municipal Income Inc. from 2024-2025
Class III
Gerald Hellerman Age: 88	Director (2018);Member of the Audit & Valuation Committee (2018)	Chief Compliance Officer of The Mexico Equity and Income Fund, Inc. from 2001 through March 31, 2020 and Special Opportunities Fund, Inc. from 2009 through March 31, 2020; Managing Director of Hellerman Associates (a financial and corporate consulting firm) since 1993 (which terminated activities as of December 31, 2013)	3	Director of Mexico Equity and Income Fund, Inc. since 2001; Special Opportunities Fund, Inc. since 2009; Fiera Capital Series Trust from 2017-2023; Trustee of High Income Securities Fund since 2018; MVC Capital, Inc. from 2003-2020; Trustee of Crossroads Liquidating Trust (formerly, Crossroads Capital, Inc.) from 2017-2020

Total Return Securities Fund

Certain Information Concerning Officers (unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of December 31, 2025.

Principal Occupation(s)
Name,	Position(s)	Term of Office and	During At Least The
Address[1] & Age	with Fund	Length of Time Served	Past Five Years
Officers[2]
Andrew Dakos* Age: 59	President and Chief Executive Officer; Director and Chairman.	President and Chief Executive Officer since 2019; Chairman since 2018; Director since 2017	Partner, Bulldog Investors, LLP; Partner, Ryan Heritage, LLP; Principal of the managing general partner of Bulldog Investors General Partnership

Thomas Antonucci* Age: 56	Chief Financial Officer	Since 2019	Director of Operations, Bulldog Investors, LLP; Chief Financial Officer and Treasurer of Special Opportunities Fund; Treasurer of High Income Securities Fund

Stephanie Darling* Age: 55	Chief Compliance Officer	Since 2019	General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer of Ryan Heritage, LLP, High Income Securities Fund, Special Opportunities Fund, Inc., and Mexico Equity and Income Fund, Inc.; Principal of The Law Office of Stephanie Darling; Editor-in-Chief of The Investment Lawyer

Rajeev Das* Age: 56	Secretary	Since 2019	Head of Trading, Bulldog Investors, LLP

1	The address for each Director and Executive Officer is c/o Total Return Securities Fund, 225 Pictoria Ave., Suite 450, Cincinnati, OH 45246.

2	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

*	Messrs. Dakos, Goldstein, Antonucci, Das and Ms. Darling are considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser and positions as officers of the Fund.

**	The Fund Complex is comprised of the Fund, Special Opportunities Fund, Inc., and High Income Securities Fund.

Total Return Securities Fund

Automatic Dividend Reinvestment Plan (unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of Total Return Securities Fund (the “Fund”), unless a holder (each, a “Stockholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Stockholder’s Common Shares will be automatically reinvested by Equiniti Trust Company, LLC, as agent for Stockholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Stockholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Equiniti Trust Company, LLC, as the Dividend Disbursing Agent. Stockholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: Equiniti Trust Company, LLC, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to Total Return Securities Fund on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

Total Return Securities Fund

Automatic Dividend Reinvestment Plan (unaudited)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

Total Return Securities Fund

Automatic Dividend Reinvestment Plan (unaudited)

The Plan Administrator maintains all registered Stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Stockholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Stockholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Stockholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Stockholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Total Return Securities Fund

Automatic Dividend Reinvestment Plan (unaudited)

Voting

Each Stockholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Stockholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

Total Return Securities Fund

Privacy Policy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects

The Fund collects the following nonpublic personal information about you:

1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2. Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses

The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Directors and Officers

Andrew Dakos, Chairman, President and Chief Executive Officer

Richard Dayan, Director

Phillip Goldstein, Director

Moritz Sell, Director

Gerald Hellerman, Director

Thomas Antonucci, Chief Financial Officer

Stephanie Darling, Chief Compliance Officer

Rajeev Das, Secretary

Investment Adviser

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Administrator

Ultimus Fund Solutions, LLC

Custodian

U.S. Bank, N.A.

Transfer Agent

Equiniti Trust Company, LLC

48 Wall Street, Floor 23

New York, NY 10005

(888) 556-0425

Legal Counsel

Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Executive Offices

Total Return Securities Fund

225 Pictoria Avenue, Suite 450

Cincinnati, OH 45246

(513) 587-3400

Website Address

www.totalreturnsecuritiesfund.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee Messrs. Moritz Sell, Gerald Hellerman, and Richard Dayan each a member of the Audit & Valuation Committee of the Board are the “audit committee financial experts” and each is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2025	FYE 12/31/2024
( a ) Audit Fees	$50,000	$50,000
( b ) Audit-Related Fees	$-	$-
( c ) Tax Fees	$5,500	$5,500
( d ) All Other Fees	$-	$-

(e)(1) The audit & valuation committee has adopted pre-approval policies and procedures that require the audit & valuation committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2025	FYE 12/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2025	FYE 12/31/2024
Registrant	$5,500	$5,500
Registrant’s Investment Adviser	$-	$-

(h) The audit & valuation committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit & valuation committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Moritz Sell, Gerald Hellerman, and Richard Dayan.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s policy regarding proxy voting is to delegate the voting of proxies with respect to securities owned by the Fund to the Adviser. The Adviser’s policies and procedures regarding proxy voting are below.

Bulldog Investors, LLP

Proxy Voting Policies and Procedures

Proxy Voting Policies

Bulldog Investors and Ryan Heritage (the “Companies”) believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments. The Companies generally analyze the proxy statements of issuers of stock owned by the Companies’ clients, as necessary and, other than as set forth herein, votes proxies on behalf of such clients.

The Companies’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment. Proxies are voted solely in the interests of the Companies’ clients. Inherent in the Companies’ authority to vote proxies on behalf of their clients is the authority to refrain from voting and/or refrain from attending a shareholder meeting, if the Companies determine that refraining from such action is in the best interest of their clients. The Companies may also determine to refrain from voting in other instances, including routine meetings of investment companies, and meetings at which no contested matters are at issue.

Proxy Voting Procedures

In evaluating proxy statements, the Companies rely upon their own fundamental research, and information presented by company management and others. The Companies do not delegate their proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

The Companies will generally vote proxies in favor of proposals that, in the opinion of the portfolio managers, seek to enhance shareholder value and shareholder democracy. The Companies will generally vote proxies against any director who has voted to take action to materially impair shareholder voting rights (e.g., has voted to “opt in” to any state’s control share statute).

Special Opportunities Fund, Inc. (“SPE”), High Income Securities Fund (“PCF”) and Total Return Securities Fund (“SWZ” and, together with SPE and PCF, the “Funds”). With respect to proxies of closed-end investment companies held by SPE, PCF and SWZ, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by the Funds, unless Bulldog Investors deems it appropriate to seek instructions from SPE, PCF or SWZ shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Bulldog Investors will post such instructions on each Fund’s website, respectively, and will send an email indicating that it is seeking instructions to those Fund shareholders who have requested to receive such information. In each semi-annual report to Fund shareholders, they are solicited to request to receive such information.

All Clients. In certain circumstances, the Companies may enter into a settlement agreement with an issuer of stock owned by the Companies’ clients that requires the Companies to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures. In entering into any such agreement, the Companies have determined that the anticipated impact of entering into such settlement agreement is in the interests of their clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, the Companies will consider whether any business or other relationships between a portfolio manager, the Companies and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, the Companies’ Code of Ethics requires all partners to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of the Companies and their clients, and restricts their ability to engage in certain outside business activities. Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2026.

(a)(1):

The Portfolio Manager of the Fund is Bulldog Investors, LLP. Phillip Goldstein, Andrew Dakos, and Rajeev Das are the individuals responsible for the day-to-day management of the Fund’s portfolio. The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the sole owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He is a director/trustee of the following closed-end funds: Mexico Equity and Income Fund since 2000, Special Opportunities Fund since 2009 and High Income Securities Fund since 2018. He also is a director of Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner in Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Dakos also is a member of Bulldog Holdings, LLC, the sole owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He has served as a director/trustee of High Income Securities Fund, a closed-end fund, since 2018, Special Opportunities Fund, a closed-end fund, since 2009, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, and Tejon Ranch, a real estate development company. Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das: Head Trader of Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Principal of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Das has been a director/trustee of the following closed-end funds: The Mexico Equity and Income Fund, Inc., since 2001; and High Income Securities Fund, from 2018-2025. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2): Information is provided as of December 31, 2025 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das

(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:

(A) Registered investment companies: 3

(B) Other pooled investment vehicles: 0

(C) Other accounts: 149

(iii) Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: None. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account: 3 other accounts; $4.57 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Portfolio Manager’s management of the Fund’s portfolio and the portfolios of other accounts managed by the investment advisor. For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not, and in connection with managing the accounts of certain principals of the Portfolio Manager (“Proprietary Accounts”) alongside the accounts of unaffiliated clients. These conflicts may include an incentive to favor such accounts over the Fund because the investment advisor can potentially receive greater fees from accounts paying a performance-based fee than from the Fund. As a result, the investment advisor may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts, and may have an incentive to favor the Proprietary Accounts over the accounts of unaffiliated clients. In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and other accounts and pooled investment vehicles managed by Bulldog Investors, LLP and its affiliates. In order to address these conflicts of interest, Bulldog Investors, LLP has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests. The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3): Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4): Information is provided as of December 31, 2025 (per instructions to paragraph (a)(4).

As of December 31, 2025, Mr. Goldstein beneficially owns 94,224 shares of common stock of the Registrant; Mr. Dakos beneficially owns 3,000 shares (held Directly) of common stock of the Registrant, and Indirectly owns 35,218 shares of common stock of the Registrant; and Mr. Das owns 500 shares of common stock of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/25 – 7/31/25	N/A	N/A	N/A	N/A
8/1/25 – 8/31/25	N/A	N/A	N/A	N/A
9/1/25 – 9/30/25	N/A	N/A	N/A	N/A
10/1/25 – 10/31/25	N/A	N/A	N/A	N/A
11/1/25 – 11/30/25	N/A	N/A	N/A	N/A
12/1/25 – 12/31/25	N/A	N/A	N/A	N/A

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5)	Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended December 31, 2025 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on March 4, 2019. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Total Return Securities Fund

By (Signature and Title)	/s/ Andrew Dakos
Andrew Dakos, Principal Executive Officer

Date	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *	/s/ Andrew Dakos
Andrew Dakos, Principal Executive Officer

Date	March 6, 2026

By (Signature and Title) *	/s/ Thomas Antonucci
Thomas Antonucci, Principal Financial Officer

Date	March 6, 2026

* Print the name and title of each signing officer under his or her signature.